SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2003

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	029015 (Commission File Number)	87-0543688 (I.R.S. Employer Identification No.)

14500 N. Northsight Blvd., Suite 116
Scottsdale, Arizona 85260
(Address of principal executive offices)

480.949.9700
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

ITEM 7. EXHIBITS

     The following exhibits are filed pursuant to disclosure under Item 9 of this Form 8-K and shall not be deemed filed for purposes of the Securities Act of 1934 or incorporated by reference in future filings with the Securities and Exchange Commission.

99.1	Certification of the Chief Executive Officer, Mitchell A. Saltz, of Smith & Wesson Holding Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Chief Financial Officer, Damian A. Larson, of Smith & Wesson Holding Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE

     On March 17, 2003, Smith & Wesson Holding Corporation filed its Quarterly Report on Form 10-QSB for the quarter ended January 31, 2003 with the Securities and Exchange Commission. Accompanying the report were certifications of Smith & Wesson Holding Corporation’s Chief Executive Officer, Mitchell A. Saltz, and Chief Financial Officer, Damian A. Larson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. A copy of each of the certifications are attached hereto an Exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smith & Wesson Holding Corporation
(registrant)

Date: March 17, 2003	By	/s/ Mitchell A. Saltz, Chief Executive Officer

(signature)

Exhibit Index

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer, Mitchell A. Saltz, of Smith & Wesson Holding Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Chief Financial Officer, Damian A. Larson, of Smith & Wesson Holding Corporation pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.